Projected Benefit Obligation, Accumulated Benefit Obligation and Fair Value of Plan Assets, Japanese Plans (Detail) (Japanese plans) In Thousands	Mar. 31, 2011 USD ($)	Mar. 31, 2011 JPY (¥)	Mar. 31, 2010 JPY (¥)
Defined Benefit Plan Disclosure [Line Items]
Projected benefit obligations	$ 185,857	¥ 15,454,000	¥ 18,951,000
Accumulated benefit obligations	178,088	14,808,000	17,124,000
Fair value of plan assets	$ 92,592	¥ 7,699,000	¥ 7,976,000